Warrant Liability	12 Months Ended
Dec. 31, 2024
Warrant Liability [Abstract]
WARRANT LIABILITY

10. WARRANT LIABILITY

In conjunction with the De-Spac transaction (Note 12), the Company issued approximately 7.5 million warrants, entitling each warrant holder to purchase one common share of Greenfire. The outstanding warrants expire on September 19, 2028, and contain a cashless exercise feature, permitting an exercise without the payment of the exercise price by the issuance of a net, lower number of common shares. The warrants are remeasured to their fair value at each reporting period with the change recognized through the statement of comprehensive income (loss). The following table reconciles the warrant liability.

	Year ended		Year ended
	December 31, 2024		December 31, 2023
	Number of		Number of
($ thousands)	Warrants	Amount	Warrants	Amount
Balance, beginning of year	7,526,667	$18,630	-	$-
Warrants issued (Note 12)	-	-	5,000,000	35,644
MBSC warrants converted (Note 12)	-	-	2,526,667	17,959
Change in fair value	-	(326)	-	(34,973)
Balance, end of period	7,526,667	$18,304	7,526,667	$18,630
Common shares issuable on exercise	7,526,667	-	7,526,667	-

The fair value of each warrant was estimated using the Black Scholes Merton model with the following assumptions:

	December 31, 2024	December 31, 2023
Share price $USD	$7.06	$4.86
Exercise price $USD	$11.50	$11.50
Average risk-free interest rate	4.49%	3.17%
Average expected volatility (1)	45%	69%
Average expected life (years)	3.75	4.75

(1)	Expected volatility has been based on historical share volatility and that of similar market participants.